EXHIBIT  10.4

THIS WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF
COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

No. 3                                                       DATED:  May 24, 2001


                         GALLAGHER RESEARCH CORPORATION

                                     WARRANT

     THIS CERTIFIES THAT, for value received, ROBERT GRIFFIN (together with its permitted assignees, the "Holder") is entitled to subscribe for and purchase certain shares of the fully paid and nonassessable Common Stock (the "Shares") of GALLAGHER RESEARCH CORPORATION, a Nevada corporation (the "Company"), as specified herein. This Warrant is being issued pursuant to that certain Stock Exchange Agreement and Plan of Reorganization dated May 4, 2001, by and among the Company, IMAGINON, INC., a Delaware corporation, and WIRELESS WEB DATA, INC., a Delaware corporation.

     This Warrant is subject to the following terms, provisions, and conditions:

1.     Issuance  of  Warrants.  Company,  subject  to  the  terms and conditions
       ----------------------
hereinafter set forth, hereby issues to Holder warrants to purchase Seventy Thousand (70,000) shares of Common Stock of the Company (the "Shares"). The exercise price of the Shares shall be $0.10 per share ("Exercise Price") subject to adjustment in accordance with Paragraph 5 of this Agreement.

2.     Term.  The Warrants may be exercised at any time after the Effective Date
       ----
set forth on the signature page hereof and before the expiration of sixty (60) months therefrom.

3.   Exercise.
     --------

     (a) Holder shall exercise the Warrants granted hereunder, in whole or in part, by delivering to Company at the office of Company, or at such other address as Company may designate by notice in writing to the holder hereof, the notice of Exercise attached hereto as Exhibit A and incorporated herein by
                                            ---------
reference and a certified check or wire transfer in lawful money of the United States for the exercise price.

     (b)  Upon  delivery  of the items set forth in (a) above,   Holder shall be
entitled to receive a certificate or certificates representing the Shares. Such Shares shall be validly issued, fully paid and non-assessable.

     (c) Warrants shall be deemed to have been exercised immediately prior to the close of business on the day of such delivery, and Holder shall be deemed the holder of record of the shares issuable upon such exercise at such time. The Warrants may be exercised in whole or in part and from time to time as the holder may determine.

     (d) Upon any partial exercise, at the request of Company, this Agreement shall be surrendered and a new Warrant Agreement evidencing the right to purchase the number of Shares not purchased upon such exercise shall be issued to Holder.

4.     Representations  and  Warranties of Holder.  Holder hereby represents and
       ------------------------------------------
warrants  to  Company  as  follows:

     (a) Sophistication. Holder has (i) a preexisting personal or business relationship with Company or one or more of its officers, directors, or control persons; or (ii) by reason of Holder's business or financial experience, or by reason of the business or financial experience or of Holder's financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by Company or any affiliate or selling agent of Company, Holder is capable of evaluating the risks and merits of this investment and of protecting Holder's own interests in connection with this investment.

     (b)     Accredited Investor.     Holder is an "accredited investor" as such
term is defined under Regulation D of the Securities Act of 1933 as amended (the "Securities Act").

     (c) Investment Intent. Holder is purchasing the Shares solely for his own account for investment. Holder has no present intention to resell or distribute the Warrants or the Shares or any portion thereof. The entire legal and beneficial interest of the Warrants is being purchased, and will be held, for Holder's account only, and neither in whole or in part for any other person.

     (d) Information Concerning Company. Prior to the date hereof, Holder was not a shareholder of Company. Holder is aware of the business affairs and financial condition of Company and has acquired sufficient information about Company to make an informed and knowledgeable decision to purchase the Warrants and the Shares.

     (e) Economic Risk. Holder realizes that the purchase of the Warrants and the Shares will be a highly speculative investment and involves a high degree of risk. Holder is able, without impairing Purchaser's financial condition, to hold the Warrants and/or the Shares for an indefinite period of time and to suffer a complete loss of Holder's investment.

5.     Anti-dilution  Adjustments.  The  Warrants  granted  hereunder  and  the
       --------------------------
Purchase Price thereof shall be subject to adjustment from time to time upon the happening of certain events as set forth below.

     (a) Stock Splits and Dividends. If outstanding shares of Company Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

     (b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of Company or of any reorganization of Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section.

     (c) Adjustment Certificate. When any adjustment is required to be made in the Shares or the Purchase Price pursuant to this Section, Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

6.     Reservation  of  Shares.  Company  shall  at  all  times  keep reserved a
       -----------------------
sufficient number of authorized shares of Common Stock, and shall make appropriate provision of their issuance, to provide for the exercise of the Warrants in full.

7.     Transferability.  The  Warrants  issued  hereunder and any and all Shares
       ---------------
issued upon exercise of the Warrants shall be transferable on the books of Company by the holder hereof in person or by duly authorized attorney subject to any restrictions imposed by applicable federal or state securities laws. It shall be a further condition to any transfer of the Warrants that the transferor (if any portion of the Warrants are retained) and the transferee shall receive and accept new Warrants, of like tenor and date, executed by Company, for the portion so transferred and for any portion retained, and shall surrender this Agreement executed.

8.     Voting.   Nothing  contained  in  this  Agreement  shall  be construed as
       ------
conferring upon Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect to any meeting of shareholders for the election of directors of Company or for any other purpose not specified herein.

9.     Miscellaneous.
       -------------

     (a) Amendment. This Agreement may be amended by written agreement between Company and Holder.

     (b) Notice. Any notice, demand or request required or permitted to be given under this Agreement will be in writing and will be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, or with a commercial courier service, with postage prepaid, and addressed, if to Company, at its principal place of business, attention the President, and if to Holder, at Holder's address as shown on the stock records of Company.

     (c)     Further  Assurances.     Both  parties  agree  to  execute  any
additional  documents  necessary  to  carry  out the purposes of this Agreement.

     (d) Severability. If any provision of this Agreement is held by any court of competent jurisdiction to be illegal, unenforceable or void, such provision will be enforced to the greatest extent possible and all other provisions of this Agreement will continue in full force and effect.

     (e) Governing Law. This Agreement will be interpreted and enforced in accordance with California Law as applied to agreements made and performed in California.

     (f) Survival. The representations and warranties, of the parties hereto set forth in this Agreement shall survive the closing and consummation of the transactions contemplated hereby for a period of three (3) years from the date hereof.

     (g) Entire Agreement; Successors and Assigns. This Agreement and the documents and instruments attached hereto constitute the entire agreement between Holder and Company relative to the subject matter hereof. Any previous agreements between the parties are superseded by this Agreement. Subject to any exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

     (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (i) Headings. The headings of the Paragraphs of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     (j) Attorney Fees. If any action is brought to interpret or enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover its attorneys fees and costs incurred in connection with such action.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and delivered by their duly authorized officers as of May 24, 2001 (the "Effective Date").


COMPANY:                                GALLAGHER  RESEARCH  CORPORATION

                                        /s/ James A. Newcomb
                                        --------------------------------------
                                        By: James A. Newcomb
                                        Its: President and CEO
                                            ----------------------------------


HOLDER:                                 ROBERT  GRIFFIN


                                        --------------------------------------


                                    WARRANT

                               NOTICE OF EXERCISE


To:  Gallagher  Research  Corporation

     (1) ROBERT GRIFFIN ("Holder") hereby elects to purchase ______________ shares of Common Stock of Company, Inc. pursuant to the terms of the Warrant Agreement executed by Holder and Company, Inc., and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares in the name of Holder or in such other name as is specified below.


Holder:                                 ROBERT  GRIFFIN

                                        --------------------------------------